                                                                   Exhibit 10.7

                              WAIVER AND AMENDMENT

         This Waiver and Amendment, dated as of January 26, 2001 (this "Waiver and Amendment"), waives and amends certain provisions of the Stock and Warrant Purchase Agreement, dated as of May 13, 1997 (the "Stock and Warrant Purchase Agreement"), between SYLAMERICA, INC. (now Sanofi-Synthelabo Inc.) ("Sanofi-Synthelabo") and PRAECIS PHARMACEUTICALS INCORPORATED (the "Company"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock and Warrant Purchase Agreement. All references herein to sections shall be understood to be references to sections of the Stock and Warrant Purchase Agreement.

         WHEREAS, on January 18, 2001, the Company, in accordance with Section
6.1 of the Stock and Warrant Purchase Agreement, provided notice to Sanofi-Synthelabo of a proposed firm commitment underwritten public offering of shares of its common stock for which a Registration Statement on Form S-1 was filed with the Securities and Exchange Commission on January 26, 2001 (the "Offering");

         WHEREAS, the Company has requested that Sanofi-Synthelabo waive its right to include Registrable Securities in the Offering pursuant to Section 6.1 of the Stock and Warrant Purchase Agreement, in consideration for the Company agreeing to amend the Stock and Warrant Purchase Agreement as provided herein;

         WHEREAS, Sanofi-Synthelabo has agreed to waive its right to include Registrable Securities in the Offering; and

         WHEREAS, in consideration of Sanofi-Synthelabo's waiver of such right, the Company has agreed to amend Section 6.1(c) of the Stock and Warrant Purchase Agreement as provided herein.


         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. WAIVER. Sanofi-Synthelabo hereby irrevocably waives any right it may otherwise have pursuant to Section 6.1 of the Stock and Warrant Purchase Agreement to include Registrable Securities in the Offering.

         2. AMENDMENT. Section 6.2(c) of the Stock and Warrant Purchase Agreement is hereby amended in its entirety to read as follows:


         (c) If a registration undertaken by PRAECIS involves an Underwritten Offering, Purchaser, if and only if any Registrable Securities are included in such registration, will, if requested by the Managing Underwriter, enter into an agreement not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the Managing Underwriter, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 180 as the Board of Directors of PRAECIS and the Managing Underwriter shall reasonably determine is required to effect a successful offering.


         3. APPLICABILITY OF AMENDMENT TO THE OFFERING. For the avoidance of doubt, the parties acknowledge that the amendment of Section 6.2(c) of the Stock and Warrant Purchase Agreement effected by Section 2 hereof shall apply with respect to the Offering and, accordingly, Purchaser shall have no obligation to enter into an agreement referred to in Section 6.2(c), as amended, in connection with the Offering.

         4. PARTIES IN INTEREST. This Waiver and Amendment shall be binding upon and inure solely to the benefit of each party hereto and its respective successors and assigns. Nothing in this Waiver and Amendment, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Waiver and Amendment.

         5. COUNTERPARTS. This Waiver and Amendment may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         6. GOVERNING LAW. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law principles thereof.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, each of the parties has executed this Waiver and Amendment as of the date first above written.

                               PRAECIS PHARMACEUTICALS INCORPORATED


                               By /s/ Kevin F. McLaughlin
                                  -----------------------------
                               Name: Kevin F. McLaughlin
                               Title: Sr. V.P. and CFO


                               SANOFI-SYNTHELABO INC.


                               By /s/ Gregory Irace
                                  -----------------------------
                               Name: Gregory Irace
                               Title: Vice President and Chief Financial Officer


                               By /s/ Richard H. Thomson
                                  -----------------------------
                               Name: Richard H. Thomson
                               Title: Vice President and Treasurer